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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(1))
☐	Definitive Information Statement
WORLDWIDE PETROMOLY, INC. (Name of Registrant as Specified In Its Charter)
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WORLDWIDE PETROMOLY, INC.
12600 Deerfield Parkway, Suite 100
Alpharetta, Georgia 30004
(678) 762-3285

        May 6, 2002

Dear Shareholder:

        A special meeting of the shareholders of Worldwide PetroMoly, Inc., a Colorado corporation (the "Company"), will be held at 5 Concourse Parkway, Suite 900, Atlanta, Georgia, at 10:00 a.m. EDT, on May 28, 2002, for the following purposes:

  1.
  to approve and adopt an amendment to the amended articles of incorporation to effect a one for eighteen reverse stock split with respect to all of our outstanding common stock; and

  2.
  to approve a plan and agreement of merger with Small Town Radio, Inc., a Nevada corporation to effect a reincorporation in which the Company's state of incorporation will be changed from Colorado to Nevada and the name of the Company will be changed from World Wide Petromoly, Inc., to Small Town Radio, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

IF YOU WISH TO VOTE YOUR SHARES, YOU MAY DO SO BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

Only shareholders of record at the close of business on April 10, 2002, are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. A list of those shareholders will be available for examination for proper purposes during ordinary business hours at the offices of the Company at 12600 Deerfield Parkway, Suite 100 Alpharetta, Georgia 30004, for the 10-day period prior to the date of the special meeting.

An information statement containing a detailed description of the matters to be considered at the special meeting accompanies this notice. You are urged to read the information statement in its entirety for a description of the actions to be taken by the majority shareholders of the Company. The Company will mail this information statement to all shareholders on or about May 7, 2002.

By Order of the Board of Directors /s/ Donald Boyd, President May 6, 2002

WORLDWIDE PETROMOLY, INC.
12600 Deerfield Parkway, Suite 100
Alpharetta, Georgia 30004 (678) 762-3285

INFORMATION STATEMENT

        WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

        We are sending you this Information Statement to inform you that the following resolutions will be considered and voted upon at a special meeting of the shareholders of Worldwide PetroMoly, Inc. (the "Company") to be held at 5 Concourse Parkway, Suite 900, Atlanta, Georgia at 10:00 a.m. EDT, on May 28, 2002.

Information about the Special Meeting

What is being voted on at the special meeting?

The Board of Directors is asking shareholders to consider and vote upon the two two items listed below at the special meeting:

  1.
  Approval of a one for eighteen reverse stock split. The reverse stock split will be effected by amending the Company's amended articles of incorporation. This proposal is described on pages 4 through 7 of this information statement.

  2.
  Approval of a reincorporation to change the state of incorporation of the Company from Colorado to Nevada and the name of the Company from Worldwide Petromoly, Inc., to Small Town Radio, Inc. This change will be effected by means of a merger of the Company into its wholly owned subsidiary, Small Town Radio, Inc., a Nevada corporation formed specifically for this purpose. This proposal is described on pages 8 through 20 of this information statement.

THE MAJORITY SHAREHOLDERS OF THE COMPANY HAVE THE RIGHT TO VOTE A SUFFICIENT NUMBER OF OUTSTANDING SHARES AT THE SPECIAL MEETING TO ADOPT AND APPROVE EACH OF THE ACTIONS WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER HOLDER OF SHARES. AS SUCH, ADOPTION AND APPROVAL OF THE ACTIONS IS ASSURED.

When is the special meeting?

        May 28, 2002 at 10:00 a.m. EDT

Where will the special meeting be held?

        5 Concourse Parkway, Suite 900, Atlanta, Georgia 30028

Who can vote?

        Only holders of record of our common stock at the close of business on April 10, 2002 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On April 10, 2002 there were 172,253,228 shares of our common stock outstanding and entitled to vote.

How do I vote by proxy?

        The Board of Directors of the Company is not soliciting your proxy in connection with the adoption of these actions. YOU ARE REQUESTED NOT TO SUBMIT ANY PROXY TO THE BOARD OR THE COMPANY. If you wish to vote your shares, you may do so only by attending the special meeting in person and voting or by designating another person as your proxy. You may only vote by proxy if you provide another person with a duly executed and authorized proxy power.

How many votes are required?

  If a quorum is present at the special meeting,

  the approval and adoption of an amendment to the amended articles of incorporation to effect a one for eighteen reverse stock split with respect to all of the Company's outstanding common stock requires the affirmative vote of the holders of a majority of the shares of common stock present at the special meeting; and

  the approval of a plan and agreement of merger with Small Town Radio, Inc., a Nevada corporation to effect a change the Company's state of incorporation from Colorado to Nevada and to effect a change of the Company's name from World Wide Petromoly, Inc., to Small Town Radio, Inc. requires the affirmative vote of the holders of a majority of the shares of common stock outstanding.

What constitutes a "quorum" for the special meeting?

        A majority of the outstanding shares of Company's common stock entitled to vote and present at the special meeting constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum only if you are present at the special meeting. Abstentions count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions do not count in the voting results.

What is the effect of the one for eighteen reverse stock split?

        The Company had 172,253,228 shares of Common Stock outstanding as of April 10, 2002. The adoption of a one for eighteen reverse stock split would reduce the number of shares of Common Stock outstanding by approximately 95% to approximately 9,569,624 shares of Common Stock. Each record owner of Common Stock on the effective date of the reverse stock split shall own one share of Common Stock for every eighteen shares held immediately before the effective date. No fractional shares shall be issued. Each fractional share shall be rounded up to the nearest whole share. The reverse stock split will affect all shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent of rounding up of fractional shares.

What are the terms of the merger pursuant to which Worldwide Petromoly will reincorporate in Nevada and change its name to Small Town Radio?

        The Company is currently governed by Colorado law. The Company's board of directors is proposing a reincorporation with a newly organized, wholly owned Nevada corporation named "Small Town Radio, Inc." solely to reincorporate under Nevada law and to change the name of the Company to Small Town Radio, Inc. If the merger is approved:

  The Company will merge into its newly organized subsidiary, Small Town Radio, Inc. (see page 9).

  Each outstanding share of the Company's common stock (after giving effect to the reverse stock split) will automatically be converted into one share of Small Town Radio, Inc. common stock (see page 10).

  The Company's business, directors, management, fiscal year, assets and liabilities and location of our principal executive offices will not change as a result of the merger (see page 8).

  The Company will be governed by Nevada law and by the articles of incorporation and bylaws of Small Town Radio, Inc., which are attached to this information statement as Exhibit C.

  Each shareholder of the Company will automatically become a shareholder of Small Town Radio, Inc.

Am I entitled to dissenter's rights?

        The Colorado Business Corporation Act provides for dissenter's rights for the reincorporation because the Company does not have more than 2,000 shareholders (see page 10).

Resolution 1—Approval of Amendment to Amended Articles of Incorporation to
Effect a One for Eighteen Reverse Stock Split

        The Company is asking shareholders to approve an amendment to its amended articles of incorporation to effect a one for eighteen reverse stock split. The board has adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, an amendment to the amended articles of incorporation that would effect a reverse stock split of the outstanding common stock on the basis of one share for every eighteen shares currently issued and outstanding. Each eighteen shares of common stock outstanding on the date the amendment is filed with the Secretary of State of Colorado ("Pre-Split Shares") will be converted automatically into a single share of common stock ("Post-Split Shares"). There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a shareholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share. The reverse stock split will occur automatically without any action on the part of shareholders and without regard to the date certificates representing Pre-Split Shares are physically surrendered for new certificates. Shareholders will hold the same percentage interest in the Company as they held prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-eighteenth as many shares. For instance, if a shareholder presently owns 100 shares, after the reverse stock split that shareholder will own 6 shares (100 divided by 18 equals 5.56 shares which, rounded up to the next whole share equals 6). The form of the proposed amendment to the amended articles of incorporation which will effect the reverse stock split is attached as Exhibit A to this information statement.

        The Company will effect the reverse stock split prior to the reincorporation described in Resolution 2. Each shareholder will first have such shareholder's shares reduced by one-eighteenth and then each resulting share will be exchanged one-for-one for shares in Small Town Radio, Inc. pursuant to the reincorporation. A more detailed summary of the plan of the reincorporation is provided under Resolution 2 below.

Purpose and Material Effects of Proposed Reverse Stock Split

        The primary purpose of the reverse stock split is to combine the outstanding shares of the common stock of the Company into a smaller number of shares so that the shares will trade at a significantly higher price per share than their recent trading prices. The board of directors believes that the price per share is discouraging potential new investors and decreasing the liquidity of the Company common stock.

        The reverse stock split will affect all shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power. Shareholders will hold the same percentage interest in the Company as they held prior to the reverse stock split, subject only to minor variations as a result of the rounding of fractional shares. The principal affects of the reverse stock split will be that:

        (i)        the number of shares of common stock issued and outstanding will be reduced from 172,253,228 shares to approximately 9,569,624 shares;

        (ii)      each eighteen (18) shares of common stock owned by a shareholder would be automatically converted, without further action into one (1) share of common stock;

        (iii)    all outstanding warrants, options and other award grants entitling the holders to purchase shares of common stock will enable the holders to purchase, upon exercise of their warrants, options or other award grants, one-eighteenth of the number of shares of common stock which these holders would have been able to purchase upon exercise of their warrants, options or other awards grants, at an exercise price equal to eighteen times the exercise price specified before the reverse stock split; and

        (iv)    the number of shares reserved for issuance under existing stock option plans will be reduced to one-eighteenth of the number of shares currently included in these plans.

        The reverse stock split will not affect the par value of the common stock. As a result, on the effective date of the reverse stock split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced to one-eighteenth of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be increased because there will be fewer shares of common stock outstanding.

        The reverse stock split will not change the proportionate equity interests, respective voting and other rights of shareholders, except for possible immaterial changes due to rounding of fractional shares as described above. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

        Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding (excluding shares issuable upon exercise of warrants, options and other award grants and upon conversion of preferred stock) would increase from 627,946,722 to 790,430,376. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting stock issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which the board is aware to accumulate shares of Company common stock or obtain control of the Company. The reverse stock split proposal is also not part of a plan by management to recommend a series of similar amendments to the board and shareholders. Other than the reverse stock split proposal, the board does not currently contemplate recommending the adoption of any other amendments to the amended articles of incorporation that could be construed to affect the ability of third parties to take over or effect a change of control of the Company.

Specific Effects of the Reverse Stock Split

        Shareholders should recognize that if the reverse stock split is carried out, shareholders will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by eighteen). While it is expected that the reverse stock split will result in an increase in the market price of the common stock, there can be no assurance that the reverse stock split will increase the market price of the common stock by a multiple of 18 or result in the permanent increase in the market price (which is dependent upon many factors, including performance and prospects). Also, should the market price of the common stock decline, the percentage decline as an absolute number and as a percentage of the overall market capitalization may be greater than would pertain in the absence of a reverse stock split.

        Furthermore, the possibility exists that liquidity in the market price of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will increase the number of the shareholders who own odd lots, or those who own less than 100 shares. Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting these sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

        With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of common stock, as well as the par value of the common stock prior and subsequent to the reverse stock split, will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our shareholders, or any aspect of our business would materially change as a result of the reverse stock split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

        If the reverse stock split is approved by the shareholders, the Company will promptly file the amendment with the Secretary of State of the State of Colorado. The reverse stock split will become effective on the date the amendment is filed ("Stock Split Effective Date"). Beginning on the Stock Split Effective Date, each certificate representing Pre-Split Shares will be deemed for all corporate purposes to evidence ownership of Post-Split Shares. In addition, promptly following the Stock Split Effective Date, the reincorporation (described in Resolution 2 below) will be effected by filing articles of merger with the appropriate officials in Colorado and Nevada. The date the merger is effective is the date of the filing of the last of the articles of merger (the "Merger Effective Date"). As soon as practicable after the Merger Effective Date, shareholders will be notified that the reverse stock split and the reincorporation have been effected. The Company's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. All holders of the Company's shares will be asked to surrender to the Company's transfer agent certificates representing the Company's shares in exchange for certificates representing shares of Small Town Radio, Inc., in accordance with the procedures to be set forth in a letter of transmittal to be sent by the transfer agent. No new certificates will be issued to a shareholder until the shareholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so. If your shares of common stock are deposited in book entry, your shares will automatically be converted to reflect the reverse stock split and the reincorporation without any action on your part.

Fractional Shares

        To avoid the existence of fractional shares of common stock, if a shareholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share.

No Dissenter's Rights

        Under the Colorado Business Corporation Act, shareholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's amended articles of incorporation to effect the reverse stock split, unless, as a result of a reverse split, the shareholder's number of shares is reduced to a fraction of one share and the fraction of a share will be acquired for cash or scrip. Because the Company will round any fractional share to the next whole share, no shareholder will hold less than one share. This decision by the Company eliminates dissenter's rights for the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

        The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that (1) the Pre-Split Shares were, and the Post-Split Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment); and (2) the reverse stock split is not part of a plan to increase, periodically, a shareholder's proportionate interest in the assets or earnings of the company. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of the shareholder. SHAREHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

        No gain or loss should be recognized by a shareholder upon the shareholder's exchange of Pre-Split Shares for Post-Split Shares pursuant to the reverse stock split. The aggregate tax basis of the Post-Split Shares received in the reverse stock split will be the same as the shareholder's aggregate tax basis in the Pre-Split Shares exchanged therefor. The shareholder's holding period for the Post-Split Shares will include the period during which the shareholder held the Pre-Split Shares surrendered in the reverse stock split.

        No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested. Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which he resides.

Resolution 2—Merger to effect Reincorporation and Name Change

Introduction

        The board believes that it is in the best interests of the Company and its shareholders to change the Company's state of incorporation from Colorado to Nevada. To accomplish the reincorporation, the Company will form a new subsidiary under Nevada law. The Company will then merge into the new subsidiary. The new subsidiary will be the surviving corporation. With respect to the discussion of Resolution 2 in this proxy statement, the Company as currently incorporated in Colorado is referred to as "Worldwide Petromoly," and the Company, as reincorporated in Nevada is referred to as "Small Town Radio."

        The reincorporation will effect only a change in the legal domicile of the Company, a change in the Company's name to reflect the change in the Company's business direction and certain other changes of a legal nature, the most significant of which are described in this information statement. There will be no change in our business, management, fiscal year, assets, liabilities or location of our principal office as a result of the reincorporation. The directors who serve on the board of directors of Worldwide Petromoly will become the directors of Small Town Radio. Small Town Radio's principal executive offices will be located at 12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia 30004, which is the same as Worldwide Petromoly's current principal executive offices. The telephone number of Worldwide Petromoly is (678) 762-3285, which will also be the telephone number of Small Town Radio.

        The reincorporation will be effected by merging Worldwide Petromoly into Small Town Radio. Upon completion of the merger, Worldwide Petromoly, as a corporate entity, will cease to exist, and Small Town Radio, the new Nevada corporation, will succeed to the assets and assume the liabilities of Worldwide Petromoly and will continue to operate the business of Worldwide Petromoly under the name Small Town Radio, Inc. The merger will be implemented as provided in the Plan and Agreement of Merger (referred to as the "merger agreement") in substantially the form attached as Exhibit B.

        As provided in the merger agreement and after giving effect to the reverse stock split, each outstanding share of Worldwide Petromoly common stock, no par value per share, called "Worldwide Petromoly Common Stock," will be automatically converted into one share of Small Town Radio common stock, par value $0.001 per share, called "Small Town Radio Common Stock." In addition, Small Town Radio Common Stock will continue to trade without interruption on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol MOLY. The Company may also make an application to change its trading symbol to STRI, if it is available, or another symbol more closely reflecting the name Small Town Radio, Inc.

        The board approved the reincorporation on April 4, 2002. At the special meeting, the shareholders of the Company will consider and vote upon the merger as outlined in the merger agreement between Small Town Radio and the Company, attached as Exhibit B. Shareholder approval of the merger will constitute approval of the merger agreement and all related transactions, which will, upon filing with the appropriate officials in Colorado and Nevada, change the legal domicile of the Company from Colorado to Nevada and the corporate name of the Company from Worldwide Petromoly, Inc. to Small Town Radio, Inc.

Reasons For The Merger

        The board believes that the reincorporation will provide flexibility for both the management and business of the Company. For many years, Nevada has encouraged incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. The board believes this environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

        Nevada law has several provisions that the board believes are conducive to the operations of the Company and are advantageous compared to Colorado law. For example, shareholders can act by written consent and that consent does not have to be unanimous, management has more flexibility with respect to certain actions, such as stock splits or reverse stock splits, that can be effected by the board of directors, so long as a corresponding increase or decrease is made in our authorized capital, and the minimum amount of notice that must be provided to shareholders under certain circumstances such as increasing authorized capital is shorter, which allows for quicker and more efficient action by the board of directors.

The Merger Agreement

        The merger agreement provides that the reincorporation will be effected by merging Worldwide Petromoly into Small Town Radio. Small Town Radio is a new Nevada corporation that is a wholly-owned subsidiary of Worldwide Petromoly. Upon completion of the merger, Worldwide Petromoly, as a corporate entity, will cease to exist and Small Town Radio will succeed to the assets and assume the liabilities of Worldwide Petromoly and will continue to operate the business of Worldwide Petromoly under the name Small Town Radio, Inc. Prior to the reincorporation, Small Town Radio will have no material assets or liabilities and will not have carried on any business. The merger will become effective upon filing with the appropriate officials in Colorado and Nevada.

        The board of directors has approved the reincorporation and recommends that the shareholders of the Company approve the reincorporation. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the special meeting. However, as described in the merger agreement, the merger (and thus the reincorporation) may be abandoned or the merger agreement may be amended by the board of directors, except that the merger agreement may not be amended after it has been approved by the Worldwide Petromoly shareholders in any manner which, in the judgment of the board of directors of Worldwide Petromoly, would have a material adverse effect on the rights of those shareholders or in any manner not permitted under applicable law. The approval of the reincorporation requires the affirmative vote of a majority of all the shares entitled to vote at the special meeting. The merger agreement may be terminated and the reincorporation abandoned by the board of directors of Worldwide Petromoly at any time before consummation of the reincorporation. In the event the merger agreement is terminated or the shareholders fail to approve the merger agreement and the reincorporation, the Company would remain a Colorado corporation.

        After the merger, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes, or NRS, and by the articles of incorporation and bylaws of Small Town Radio, instead of the Colorado Business Corporation Act, or CBCA, and the amended articles of incorporation and bylaws of the Company. A number of material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Colorado Corporate Law and Charter Documents." A copy of the articles of incorporation and bylaws of Small Town Radio is included as Exhibit C to this information statement. The Small Town Radio articles of incorporation and bylaws are substantially the same as the Company's current amended articles of incorporation and bylaws. However, the Small Town Radio articles of incorporation and bylaws contain changes necessary to conform to the NRS and other difference summarized below. The amended articles of incorporation and bylaws of the Company and the articles of incorporation and the bylaws of Small Town Radio are available for inspection by the Company's shareholders at its principal office located at 12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia 30004.

        Upon the effectiveness of the merger and after giving effect to the reverse stock split, each share of Worldwide Petromoly Common Stock will be automatically converted into one fully paid and nonassessable share of Small Town Radio common stock, which we refer to as "Small Town Radio Common Stock." Each share of common stock of Small Town Radio issued and outstanding immediately prior to the merger will be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of Worldwide Petromoly Common Stock, after giving effect to the reverse stock split, will represent one share of Small Town Radio Common Stock and be deemed for all corporate purposes to evidence ownership of shares of Small Town Radio Common Stock.

        Consummation of the merger is subject to the approval of the Company's shareholders. The affirmative vote of a majority of all of the outstanding shares on the record date is required for the approval and adoption of the merger. The majority shareholders of the Company have the right to vote a sufficient number of outstanding shares at the special meeting to approve the merger without the affirmative vote of any other holder of shares, thereby assuring approval of the merger. The merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the merger. Prior to its effectiveness, however, the merger may be abandoned by the board if, for any reason, the board determines that consummation of the merger is no longer advisable or in the best interests of the Company.

Regulatory Approvals.

        Except as described herein, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger.

Dissenters' Rights As A Result Of The Reincorporation Merger

        Shareholders may have dissenters' rights in Colorado as a result of the proposed reincorporation. Shareholders who oppose the reincorporation will have the right to receive payment for the value of their shares pursuant to Colorado Revised Statutes Annotated 7-113-101 et. seq. A copy of Section 7-113-201 is attached hereto as Exhibit D to this information statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert dissenters' rights.

        Under Colorado Law, dissenters' rights will be available only to Worldwide Petromoly's common or preferred shareholders who (i) object to the proposed reincorporation in writing prior to or at the special meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed reincorporation at the special meeting. Within ten (10) days after the effective date of the reincorporation, Small Town Radio, as the successor to Worldwide Petromoly, will send each shareholder who has satisfied both of the foregoing conditions a written notice in which Small Town Radio will notify the shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have thirty (30) days to make their payment demands or lose the dissenters' rights.

        If required in the notice sent by Small Town Radio, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of his or her shares before or after the date of the first announcement to the news media of the proposed transaction. Upon receipt of each demand for payment, Small Town Radio will pay each dissenting shareholder the amount that Small Town Radio estimates to be the fair value of the shareholder's shares, plus interest from the date of the completion of the reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Small Town Radio, instead of making payment, may offer payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair Value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the reincorporation, excluding any appreciation or depreciation in anticipation of that event.

        Any dissenter who does not wish to accept the payment or offer made by Small Town Radio must notify Small Town Radio in writing of his or her own estimate of the fair value of the shares within thirty (30) days after the date Small Town Radio makes or offers payment. If the dissenting shareholder and Small Town Radio are unable to agree on the fair value of the shares, then Small Town Radio will commence a proceeding with the Colorado courts within sixty (60) days after receiving the dissenter's notice of his or her own estimate of fair value. If Small Town Radio does not commence a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by the dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine the value. All dissenting shareholders must be a party to the proceeding, and all dissenting shareholders will be entitled to judgment against Small Town Radio for the amount of the fair value of their shares, to be paid on surrender of the certificates representing the shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Small Town Radio unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than what Small Town Radio offered. Both Small Town Radio and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay the legal fees and expenses because of the conduct of that party.

        The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Small Town Radio in exchange for shares. In this event, the shareholder would still hold the appropriate number of shares of Small Town Radio.

Exchange of Stock Certificates.

        Promptly following the date of the filing of articles of merger with the appropriate officials in Colorado and Nevada that will effect the reincorporation (the "Merger Effective Date"), shareholders will be notified that the reverse stock split and the reincorporation have been effected. The Company's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. All holders of Worldwide Petromoly Common Stock will be asked to surrender to the Company's transfer agent certificates representing the shares of Worldwide Petromoly Common Stock in exchange for certificates representing shares of Small Town Radio Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the transfer agent. No new certificates will be issued to any shareholder until that shareholder has surrendered his or her outstanding certificate(s) evidencing Worldwide Petromoly Common Stock together with the properly completed and executed letter of transmittal to the transfer agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so. If your shares of Worldwide Petromoly Common Stock are deposited in book entry, your shares will automatically be converted to reflect the reverse stock split and the reincorporation without any action on your part.

Federal Income Tax Consequences Of The Reincorporation

        The board expects that the reincorporation of the Company pursuant to the merger agreement will be treated as a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that holders of Worldwide Petromoly Common Stock will not recognize gain or loss in respect of their common stock as a result of the reincorporation. A shareholder's basis in a share of Small Town Radio Common Stock will be the same as the shareholder's basis in the share of Worldwide Petromoly Common Stock held immediately prior to the reincorporation. A shareholder's holding period in a share of Small Town Radio will include the period during which the shareholder held the corresponding share of the Company, provided the shareholder held the share as a capital asset at the time of the reincorporation.

        In addition, neither Worldwide Petromoly nor Small Town Radio expect to recognize gain or loss as a result of the reincorporation, and Small Town Radio will generally succeed, without adjustment, to the tax attributes of Worldwide Petromoly. However, the Company will not seek a private letter ruling from the I.R.S. or an opinion from tax counsel to this effect. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees and minimal reporting and disclosure requirements. In addition, a company's shareholders are not a matter of public record.

THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT ADDRESS ALL INCOME TAX CONSEQUENCES TO ALL OF THE COMPANY'S SHAREHOLDERS. THE COMPANY'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION WITH RESPECT TO THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Securities Act Consequences.

        Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended, a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, the Company will not undertake a separate registration of shares of common stock of Small Town Radio Common Stock.

Comparison Of Shareholder Rights Under Nevada And Colorado Corporate Law And Charter Documents

General

        Upon shareholder approval, and the filing with and acceptance by appropriate government officials in Colorado and Nevada of articles of merger, Worldwide Petromoly will be merged with and into Small Town Radio, Inc., a Nevada corporation. As a result, the Company will be governed by the NRS and by Small Town Radio's articles of incorporation and bylaws. In addition, holders of Worldwide Petromoly Common Stock (and holders of options, warrants or other securities exchangeable for or convertible into Company common stock) will become holders of Small Town Radio Common Stock. Further, the Small Town Radio governing documents will provide the officers, directors and agents of Small Town Radio with certain indemnification rights in addition to those currently provided by the Company.

        It is not practical to describe all of the differences between Worldwide Petromoly amended articles of incorporation and bylaws and the Small Town Radio articles of incorporation and bylaws. It is also not practical to describe all of the differences between the laws under the NRS and the CBCA. The following is a summary of some of the material differences between Colorado and Nevada law and the Small Town Radio articles of incorporation and bylaws and Worldwide Petromoly's amended articles of incorporation and bylaws. This summary is qualified in its entirety by reference to the full text of these documents and the laws of Colorado and Nevada.

Authorized Capital Stock

        The authorized capital stock of Small Town Radio, giving effect to the transaction set forth in the merger agreement, is 110,000,000 shares. The description of each class of capital stock and a statement of the number of shares in each class together with the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

Common Stock

        Small Town Radio will have the authority to issue 100,000,000 shares of common stock. The common stock will have a stated par value of $0.001 per share. Each share of common stock will have one (1) vote per share on all matters requiring a shareholder vote. The holders of common stock will have the right to receive notice of all shareholders' meetings. The holders of common stock will also be entitled to dividends only when, as and if declared by the board of directors. Upon a liquidation of Small Town Radio, the holders of common stock will be entitled to a pro-rata share of any assets remaining, after all debts of Small Town Radio have been paid or a reserve therefore set aside and any preferential rights of preferred stock have been paid.

Preferred Stock

        Small Town Radio will have the authority to issue 10,000,000 shares of preferred stock with a stated par value of $0.001 per share. The board of directors will be authorized from time to time, without shareholder action, to provide for the issuance of preferred stock in one or more series not exceeding in the aggregate the number of shares of preferred stock authorized by the articles of incorporation. The board of directors will be vested with authority to fix, determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any, of each series of preferred stock. The board will fix these rights by the adoption and filing in accordance with the NRS, before the issuance of any shares of such series, of an amendment or amendments to the articles of incorporation. The amendment is not required to be approved by the shareholders or the holders of any class or series of shares except as provided by law.

Voting Rights With Respect To Extraordinary Corporate Transactions

Nevada.

        Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the affirmative vote or consent of the holders of a majority of the shares voted at a shareholders' meeting called for that purpose.

Colorado.

        Under Colorado law, a reincorporation by means of a merger with a wholly-owned Nevada subsidiary would ordinarily require the approval of two-thirds of all the shares entitled to vote on the matter. This voting requirement is imposed by Colorado law for corporations, such as Worldwide Petromoly, which were in existence prior to the time the Colorado law became effective on July 1, 1994. However, Colorado law provides an exception to the two-thirds voting requirement for corporations which already contained a provision in their articles of incorporation establishing a different voting requirement to obtain shareholder approval for mergers and other significant corporate transactions. Since our incorporation, our articles of incorporation have contained a provision which states that any action to be taken by shareholders may be taken by the vote of a majority of all of the shares entitled to vote on such action even though the Colorado corporate statute calls for a two-thirds vote instead. For this reason, the reincorporation need only be approved by a majority of all the shares entitled to vote on this matter at the special meeting.

Shareholders Consent Without A Meeting

Nevada.

        Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent is signed by holders of a majority of the voting power of the outstanding capital stock. However, if a different proportion of voting power is required for an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent does a meeting of shareholders need to be called or notice given.

Colorado.

        Any action required or permitted by the CBCA to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote consent to the action in writing. No action taken without a meeting shall be effective unless the corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote on the action. Any consent may be received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication which provides the corporation with a complete copy of the consent, including signature. Any shareholder who has signed a writing describing and consenting to an action may revoke his consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder's prior consent is revoked, if such writing is received by the corporation prior to the date the last writing necessary to effect the action is received by the corporation.

        If the reincorporation is consummated, the number of shareholders required to consent to an action without a shareholders meeting will decrease from all shareholders (under the CBCA) to a simple majority of the shareholders (under the NRS).

Dissenters' Rights

Nevada.

        Shareholders are entitled to demand appraisal of their shares in a merger or consolidation, unless: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the NRS; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

Colorado.

        In addition to the rights and restrictions afforded dissenting shareholders under Nevada law, a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse stock split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share so created is to be acquired for cash or the scrip is to be voided.

Dividends

Nevada.

        The NRS provides that dividends on outstanding preferred shares shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on common shares with respect to the same dividend period. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of Small Town Radio, the assets available for distribution to holders of all series of preferred shares is insufficient to pay preferred holders the full preferential amount to which they are entitled, then the Company's assets will be distributed ratably among the shares of all series of preferred shares in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable. Subject to the dividend preferences to holders of preferred shares, the shares of common stock are entitled to participate in any dividends available in equal amounts per share on all outstanding preferred shares and common stock. Subject to the provisions for the payment of the liquidation preference to the holders of preferred shares, the common stock is entitled to participate in all distributions to shareholders made upon liquidation, dissolution, or winding up of the corporation in equal amounts per share as all outstanding preferred shares and common stock.

Colorado.

        Dividends in cash, property or shares may be paid upon preferred stock for any year on a cumulative or noncumulative basis as determined by a resolution of the board of directors prior to the issuance of any preferred stock, to the extent earned surplus for each year is available, in an amount as determined by a resolution of the board of directors. Any preferred stock dividends are paid pro rata to holders of preferred stock in any amount not less than nor more than the rate determined by a resolution of the board of directors prior to the issuance of such preferred stock. No other dividends may be paid on the preferred stock.

        Dividends in cash, property or shares of the Company may be paid upon shares of common stock, as and when declared by the board of directors. The Company may pay dividends to the extent and in the manner permitted by law. However, no common stock dividend may be paid for any year unless the holders of preferred stock, if any, have received the maximum allowable preferred stock dividend for the same year.

Anti-Takeover Statutes

Nevada.

        Except under certain circumstances (NRS 78.411 to 78.444, inclusive), Nevada law prohibits a "business combination" between a corporation and an "interested shareholder." However the Small Town Radio articles of incorporation expressly elects not to be governed by these provisions. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, Small Town Radio has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the company, without regard to whether the shares were acquired directly from the company or from any other person and without regard to whether the shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the company issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the company or any other shareholder on the acquisition by any person or group of persons of shares of the company. In particular, to the extent permitted under the laws of the state of Nevada, Small Town Radio has elected not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, or any similar statute.

Colorado.

        Colorado law does not have comparable provisions.

Quorum Of Directors

Nevada.

        A majority of the board of directors in office will constitute a quorum for the transaction of business, but if at any meeting of the board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum is present, and no notice of such adjournment is required. The board of directors may prescribe rules not in conflict with the bylaws for the conduct of its business.

Colorado.

        A quorum at all meetings of the board of directors consists of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured.

Special Meetings Of Shareholders

Nevada.

        Under Nevada law and the Small Town Radio bylaws, special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the chairman of the board, the chief executive officer, the president, or by the board of directors by vote of, or a written instrument signed by a majority of the board of directors. The corporation must provide written notice not less than ten (10) nor more than sixty (60) days prior to the special meeting, specifying the day, hour and place, of the special meeting and the actions that will be considered. The written notice will be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her or its last known address, as the same appears on the books of the corporation. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to each shareholder, and the respective addresses to which the same were mailed, shall, in the absence of fraud, be prima facie evidence of the manner and fact of the calling and giving of notice.

Colorado.

        Under Colorado Law, a corporation must hold a special meeting of shareholders: (a) on call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call a special meeting; or (b) if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Special shareholders' meetings may be held in or out of the state at the place stated or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, special meetings shall be held at the corporation's principal office. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

Amendments To Organizational Document

Nevada.

        Upon the recommendation of the board of directors, the articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to, or diminution of, its corporate powers and purposes, or both, (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class, whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon the basis set forth in the certificate of amendment, (d) by changing the name of the corporation, or (e) by making any other change or alteration in the articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power.

Colorado.

        The board of directors or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted (a) the board of directors must recommend the amendment to the shareholders, unless the amendment is proposed by shareholders or unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and (b) the amendment must be approved by each voting group entitled to vote separately on the amendment by a majority of all of the votes cast on the amendment by that voting group.

Notice, Adjournment And Place Of Shareholders' Meetings

Nevada.

        The board of directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of a shareholders' meeting. If no designation is made, the place of the meeting will be the registered office of the corporation in the state of incorporation. Small Town Radio bylaws provide that the notification of the annual meeting will state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of the notice must be either delivered personally to, or mailed with postage prepaid, to each shareholder of record entitled to vote at the shareholder's meeting not less than ten (10) nor more than sixty (60) days before the meeting.

Colorado.

        Written notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting. The shareholder's notice must be delivered to each shareholder, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting entitled to vote at the meeting. In the event that a purpose of the meeting will be to increase the number of authorized shares, at least thirty (30) days notice must be given. In the event that a purpose of the meeting will be to vote upon the sale of all or substantially all of the corporation's assets, at least twenty (20) days notice must be given.

Directors

Nevada.

        The Small Town Radio articles of incorporation provide that the initial number of members of the board of directors will be six (6), and thereafter will not be less than one (1). The number of directors may, at any time or times, be increased or decreased by a duly adopted amendment to the articles of incorporation, or in any manner provided in the bylaws of the corporation or by an amendment to the bylaws of the corporation duly adopted by either the board of directors or the shareholders.

Colorado.

        The Company's amended articles of incorporation provide that the number of directors shall be not be less than three (3) nor more than; provided however, in the event there are fewer than three (3) shareholders, the number of directors shall be the same as the number of shareholders.

Election And Removal Of Directors

Nevada.

        The Small Town Radio bylaws provide each director will hold office until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified. At a meeting expressly called for the removal of one or more directors, those directors may be removed by a vote of two-thirds of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

Colorado.

        The Company's bylaws provide that each director will hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Under Colorado law and the Company's bylaws, directors may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, with or without cause. Vacancies on the board may be filled by the remaining directors or the shareholders.

Inspection Of Books And Records

Nevada.

        The board of directors has the power to close the share ledger of the corporation for a period not to exceed sixty (60) days preceding the date of any shareholders' meeting, or the date for payment of any dividend, or the date for the allotment of rights, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share ledger as described above, the board of directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any shareholders' meeting, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any meeting and any adjournment of the meeting, or entitled to receive payment of any dividend, or to any allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of capital stock, or to give consent. If the share ledger is closed or a record date is set for the purpose of determining the shareholders entitled to notice of, or to vote at, a shareholders' meeting, the books will be closed for, or the record date will be, at least ten (10) days immediately preceding shareholders' meeting.

Colorado.

        For the purpose of determining the shareholders entitled to notice of or to vote at any shareholders' meeting or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the corporation may provide that the share transfer books will be closed for a stated period, which may not exceed, in any case, fifty (50) days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a shareholders' meeting, the corporation's books will be closed for at least ten (10) days immediately preceding the meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for the determination of shareholders, which date may not in any case be more than fifty (50) days and, in case of a shareholders' meeting, not less than ten (10) days prior to the date on which the particular action will be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a shareholders' meeting, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring a dividend is adopted, as the case may be, will be the record date to determine shareholders of record. When a determination of shareholders entitled to vote at any shareholders' meeting has been made, the determination will apply to any adjournment.

Transactions With Officers And Directors

Nevada.

        The NRS provides that no contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested will be void or voidable solely because of (i) the specified relationship or interest or (ii) the interested directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies the contract or transaction or (iii) their votes are counted in the vote for approval of the transaction. This provision is valid if: (a) the fact of the relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purposes, without counting the votes or consents of the interested directors; or (b) the fact that the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify the contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Every director, including interested ones, may be counted in determining the presence of a quorum at a meeting of the board of directors or board committee which authorizes, approves or ratifies the contract or transaction.

Colorado.

        The Company's amended articles, in conjunction with the CBCA, provide that no contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested will be void or voidable solely because of (i) the specified relationship or interest or (ii) the interested directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies the contract or transaction or (iii) their votes are counted in the vote for approval of the transaction. This provision is valid if: (a) the fact of the relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purposes, without counting the votes or consents of the interested directors; or (b) the fact that the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify the contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Every director, including interested ones, may be counted in determining the presence of a quorum at a meeting of the board of directors or board committee which authorizes, approves or ratifies the contract or transaction.

Limitation On Liability Of Directors; Indemnification Of Officers And Directors

Nevada.

        Pursuant to Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding. The statutory indemnification may be provided so long as: (a) it is not proven that the person's act or failure to act did not constitute a breach of his fiduciary duties as a director or officer, and (b) he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equiVailnt, does not, of itself, create a presumption that the person breached his fiduciary duties as a director or officer or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        The Small Town Radio articles of incorporation and bylaws will allow the company to provide indemnification to its officers, directors and agents to the fullest extent allowed by Nevada law. In addition, Small Town Radio may purchase insurance to cover its indemnification obligations.

Colorado.

        The Company articles and the CBCA provide that no director shall be liable to the Company or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall be liable for an illegal distribution to any shareholder in violation of Colorado law; (b) shall have breach the director's duty of loyalty to the Company or its shareholders; (c) shall have not acted in good faith or, in failing to act, shall not have acted in good faith; (d) shall have acted or failed to act in a manner involving intentional misconduct or a knowing violation of law; or (e) shall have derived an improper personal benefit.

Beneficial Ownership of Common Stock of Principal shareholders, Directors and Management

        The following table sets forth, as of April 10, 2002, certain information with respect to beneficial share ownership by each of our executive officers and directors, and by all executive officers and directors as a group. Except as otherwise indicated, the shareholders listed have sole investment and voting power with respect to their shares. The amounts and percentages are based on 172,253,228 shares of common stock outstanding as of April 10, 2002.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percent of Class
Donald L. Boyd (1) 12600 Deerfield Parkway, Suite 100 Alpharetta, Georgia 30004	2,240,208	1.3%
Michael G. Cobb (2) 12600 Deerfield Parkway, Suite 100 Alpharetta, Georgia 30004	441,667	*%
Dan Hollis (3) 12600 Deerfield Parkway Suite 100 Alpharetta, Georgia 30004	8,166,666	4.74%
Norton Cooper 7143 Almaden Lane Carlsbad, CA 91809	3,180,000	1.85%
William Fleming 176 North Beacon St. Hartford, Connecticut 06105	3,899,840	2.26%
Eric Froistad 12600 Deerfield Parkway Suite 100 Alpharetta, Georgia 30004	666,666	*%
John McMullan Suite 850, 100 Colony Square 1175 Peachtree St., N.E. Atlanta, Georgia 30361	4,399,840	2.55%
Lance J. Rosmarin(4) 1300 Post Oak Blvd., Suite 1985 Houston, TX 77056	5,700,000	3.00%
All officers and directors as a groupx(4) (9 persons)	28,694,887	17.0%

*
= less than 1%

(1)
Includes 2,000,000 shares of common stock issuable upon the exercise of stock options.

(2)
Includes 441,667 shares of common stock issuable upon the exercise of stock options.

(3)
Includes 2,500,000 shares of common stock issuable upon the exercise of stock options.

(4)
Includes 2,000,000 shares held by a trust of which Mr. Rosmarin is a trustee. Mr. Rosmarin expressly disclaims any beneficial ownership of shares held by the trust.

(5)
Includes 4,941,667 shares of common stock issuable upon the exercise of stock options.

        The following table sets forth, as of April 10, 2002, certain information with respect to beneficial share ownership by all persons known to management to own more than 5% of our outstanding common stock. Except as otherwise indicated, the shareholders listed have sole investment and voting power with respect to their shares. The amounts and percentages are based on 172,253,228 shares of common stock outstanding as of April 10, 2002.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percent Class
Gilbert Gertner (1) 1300 Post Oak Blvd., Suite 1985 Houston, TX 77056	24,450,000	14.19%
Robert S. Vail 526 Wentworth Dr. Norcross, GA 30092	15,695,520	9.11%
Beachside Commons I, Inc. 401 Centre Street, 2nd Floor Fernandina Beach, Florida 31834	15,695,520	9.11%
Bolling Investments, LLC (2) 257 Bolling Road, N.E. Atlanta, Georgia 30305	15,662,600	9.09%
Irish Investments, LLC 2413 First Avenue., Suite K-3 Fernandina Beach, Florida 31834	14,595,920	8.47%
Porter Lane Investments, Inc. (3) 5255 Porter Lane Gainesville, Georgia 30506	9,695,918	5.63%

(1)
Includes 2,000,000 shares held by the Gertner Charitable Remainder Trust.

(2)
Includes 563,680 shares of Wayne Shortridge, principal, and his pro rata share of stock held by other entities in which he has an ownership interest.

(3)
Includes personal holdings of Gerald Sullivan, sole shareholder of Porter Lane Investments, Inc.

Other Matters

        The board of directors knows of no matters other than those discussed in this information statement which will be presented at the special meeting. However, if any other matters are properly brought before the special meeting, any shareholders present may vote in accordance with the recommendation of management.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DONALD L. BOYD Donald L. Boyd, Secretary

EXHIBIT A

Form of Amendment to the Amended Articles of Incorporation To Effect the Reverse Stock Split

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
WORLDWIDE PETROMOLY, INC.

        Pursuant to the provisions of Section 7-110-101 of the Colorado Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation.

1.
The name of the corporation is Worldwide Petromoly, Inc.

2.
A new Paragraph FOURTH: 1) (A) shall be added to read as follows:

    A.    Effective upon the filing of these Articles of Amendment (the "Effective Date"), the Corporation hereby effects a reverse stock split on the basis of (i) one (1) share of $.001 par value common stock for each eighteen (18) shares of common stock issued and outstanding and (ii) one (1) share of $.001 par value preferred stock for each eighteen (18) shares of preferred stock issued and outstanding (the "Reverse Split").

            Immediately as of the Effective Date, and without any action by the holders of outstanding common stock, outstanding certificates representing the common stock shall represent for all purposes shares of common stock of the Corporation in the ratio of 1 share for each 18 shares issued and outstanding, all by virtue of the Reverse Split and without any action on the part of the holder of such common stock.

            Immediately as of the Effective Date, and without any action by the holders of outstanding preferred stock, outstanding certificates representing the preferred stock shall represent for all purposes shares of preferred stock of the Corporation in the ratio of 1 share for each 18 shares issued and outstanding, all by virtue of the Reverse Split and without any action on the part of the holder of such preferred stock.

            No scrip or fractional shares of common stock or preferred stock shall be issued in connection with the Reverse Split. In lieu thereof, each record holder of shares of common stock and preferred stock as of the Effective Date who would otherwise have been entitled to receive a fractional share of common stock or preferred stock shall have the post-split shares of common stock or preferred stock to which they are entitled rounded up to the nearest whole share.

3.
The corporation is a for-profit corporation.

4.
The amendment was duly adopted unanimously by the Board of Directors on April 4, 2002, and by the Shareholders on May 3, 2002.

5.
These Articles of Amendment are to be effective when these articles are filed with the Secretary of State.

          Dated: May 3, 2002

WORLDWIDE PETROMOLY, INC.
By:
Donald L. Boyd President

A-1

EXHIBIT B

Form of Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of May 3, 2002 (the "Plan"), by and between Worldwide Petromoly, Inc., a Colorado corporation ("MOLY"), and Small Town Radio, Inc., a Nevada corporation and wholly-owned subsidiary of MOLY ("STR");

W I T N E S S E T H:

        WHEREAS, MOLY and STR (collectively, the "Parties") desire to enter into this Plan providing for the merger of MOLY into STR; and

        WHEREAS, the authorized capital stock of STR consists of one hundred ten million (110,000,000) shares, of which one hundred million (100,000,000) are shares of Common Stock, par value $.001 per share and ten million (10,000,000) are shares of Preferred Stock, par value $.001 per share (the "STR Shares"), one hundred (100) of which are owned of record and beneficially by MOLY; and

        WHEREAS, the authorized capital stock of MOLY consists of eight hundred ten million (810,000,000) shares, of which eight hundred million (800,000,000) are shares of Common Stock, no par value per share and ten million (10,000,000) are shares of Preferred Stock, no par value per share (the "MOLY Shares"), of which 172,253,228 shares are outstanding on the date hereof;

        WHEREAS, the merger will have no effect or change on the nature of the business or management of the resulting business operating through the surviving corporation.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby covenant and agree as follows:

Section 1. The Merger.

        (a)    The Merger.    (i) On the Effective Date (as defined below), MOLY shall be merged (the "Merger") with and into STR in accordance with the Colorado Business Corporations Act and the General Corporation Law of the State of Nevada, whereupon the separate existence of MOLY shall cease, and STR shall be the surviving corporation (the "Surviving Corporation").

          (ii)    As soon as practicable after the execution of this Plan, MOLY and STR will file a copy of this plan merger with the Secretary of State of the State of Nevada and make all other filings or recordings required by Nevada and Colorado Law in connection with the Merger. The Merger shall become effective at such time (the "Effective Date") as the certificate of merger is duly filed with the Secretary of State of the States of Nevada and Colorado.

          (iii)    From and after the Effective Date, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of MOLY and STR, all as provided under the General Corporation Law of the State of Nevada.

        (b)    Common Stock.    On the Effective Date, by virtue of the Merger and without any further action on the part of the corporation or their shareholders, (i) each share of Common Stock of MOLY issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassesssable shares of the Common Stock of STR at a ratio of 1 to 1, and (ii) each share of Common Stock of STR issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

        (c)    Stock certificates.    On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of MOLY shall be deemed for all purposes to evidence ownership of and to represent the shares of STR into which the shares of MOLY represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of STR evidenced by such outstanding certificate as above provided.

        (d)    Tax-Free Reorganization.    It is intended by the Parties hereto that the Merger shall constitute a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and that this Plan shall constitute a plan of reorganization within the meaning of the regulations thereunder.

Section 2. The Surviving Corporation.

        (a)    Articles of Incorporation.    The Articles of incorporation of STR shall be the Articles of Incorporation of the Surviving Corporation.

        (b)    By-Laws.    The By-Laws of STR in effect on the Effective Date shall be the By-Laws of the Surviving Corporation until amended in accordance with applicable law.

        (c)    Directors and Officers.    From and after the Effective Date, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of MOLY as of the Effective Date shall be the directors of the Surviving Corporation and (ii) the officers of MOLY as of the Effective Date shall be the officers of the Surviving Corporation.

Section 3. Miscellaneous

        (a)    Amendments; No Waivers.

          (i)    Any provision of this Plan may be amended or waived prior to the Effective Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Plan or, in the case of a waiver, by each party against whom the waiver is to be effective.

          (ii)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any right or remedies provided by law.

        (b)    Expenses.    All costs and expenses incurred in connection with this Plan shall be paid by MOLY.

        (c)    Successor and Assigns.    The provisions of this Plan shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Plan without the prior written consent of the other Parties hereto.

        (d)    Governing Law.    This Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada.

        (e)    Counterparts; Effectiveness.    This Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Plan shall become effective when each party hereto shall have received counterparts hereof signed by all of the other Parties hereto. No provision of this Plan is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the Parties hereto and their respective successors and assigns.

        (f)    Entire Plan.    This Plan constitutes the entire agreement among the Parties with respect to the subject matter of this Plan and supercedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter of this Plan.

        (g)    Severability.    If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the Parties shall negotiate in good faith to modify this Plan so as to effect the original intent of the Parties as closely as possible in an acceptable manner so that the transactions contemplated hereby shall be consummated as originally contemplated to the fullest extent possible.

        (h)    Conditions to Merger.    The obligations of the Parties to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Parties in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of MOLY in accordance with applicable provisions of the Colorado Business Corporations Act; and MOLY, as sole shareholder of STR, shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of MOLY to be material to consummation of the Merger shall have been obtained.

        (i)    Abandonment or Deferral.    At any time before the Effective Date, this Plan may be terminated and the Merger may be abandoned by the Board of Directors of either MOLY or STR or both, notwithstanding the approval of this Plan by the shareholders of STR, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of MOLY and STR, such action would be in the best interest of such corporations. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of either Party or its Board of Directors or shareholders with respect thereto or STR

        (Signatures on Next Page)

        IN WITNESS WHEREOF, each of the Parties has caused this Plan to be executed by an authorized signature as of the date first written above.

WORLDWIDE PETROMOLY, a Colorado corporation
By:	/s/ Donald J. Boyd
Donald J. Boyd, President
SMALL TOWN RADIO, a Nevada corporation and wholly-owned subsidiary of Worldwide Petromoly, Inc.
By:	/s/ Donald J. Boyd
Donald J. Boyd, President

EXHIBIT C

Form of Articles of Incorporation and Bylaws of Small Town Radio, Inc.

ARTICLES OF INCORPORATION OF SMALL TOWN RADIO, INC.

ARTICLE 1

COMPANY NAME

        SECTION 1.1    The name of the Corporation is Small Town Radio, Inc.

ARTICLE 2

PRINCIPAL OFFICE & REGISTERED AGENT

        SECTION 2.1    The resident agent and registered office located within the State of Nevada is:

        The Corporation Trust Company of Nevada
6100 Neil Road, Suite 500
Washoe County
Reno, NV 98511

ARTICLE 3

BOARD OF DIRECTORS

        SECTION 3.1    Number.    The initial Board of Directors shall be six (6) in number. The number of directors may, at any time or times, be increased or decreased in such manner as shall be provided in the bylaws of the Corporation.

        SECTION 3.2    The names and addresses of the initial Board of Directors are:

Lance Rosmarin 1300 Post Oak Boulevard, Ste 1985 Houston, TX 77056	William Fleming 176 North Bencon Street Hartford, CT 06105	John McMullan 1175 Peachtree Street, Suite 850 Atlanta, GA 30361
Norton Cooper 7143 Almaden Lane Carlsbad, CA 92009	Daniel W. Hollis 4375 Wieuca Road Atlanta, GA 30342	Eric J. Froistad 756 French's Point Marietta, GA 30064

ARTICLE 4

CAPITAL STOCK

        SECTION 4.1    Authorized Capital Stock.    The total number of shares that may be issued by the Corporation is One Hundred Ten Million (110,000,000) which shall be divided into two classes designated as Common Stock and Preferred Stock.

        SECTION 4.2    Common Stock.    The total number of shares of Common Stock the Corporation shall have the authority to issue is One Hundred Million (100,000,000), par value $0.001 per share. Each share of Common Stock shall be identical in all respects and for all purposes, for all purposes, entitled one (1) vote per share in all proceedings in which action may or is required to be taken by shareholders of the Corporation; subject to dividend preferences of then outstanding preferred stock, participate equally in all dividends payable with respect to Common Stock, as, if, and when declared by the Board of Directors of the Corporation; and subject to liquidation preferences of then outstanding preferred stock, share ratably in all distributions of assets of the Corporation in the event of any voluntary or involuntary liquidation, or winding up of the affairs of the Corporation or any other distribution of assets, rights, or property. The holders of issued and outstanding Common Stock have and possess the right to receive notice of shareholders' meetings.

        SECTION 4.3    Preferred Stock.    The total number of shares of Preferred Stock the Corporation is authorized to issue is Ten Million (10,000,000) shares, par value $0.001 per share. The Board of Directors is vested with authority to prescribe the series, the number of shares authorized for issuance for each series of Preferred Stock, the voting powers, designations, preferences, limitations, restrictions and relative rights of each series of Preferred Stock, without shareholder action. The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each series of Preferred Stock must be described in a resolution of the board of directors and a certificate of designation filed prior to the issuance of shares of any series of Preferred Stock.

ARTICLE 5

ELECTION NOT TO BE GOVERNED BY PROVISIONS OF NRS 78.411 TO 78.444.

        SECTION 5.1    The corporation, pursuant to NRS 78.434, elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

        ARTICLE 6

INDEMNIFICATION OF OFFICERS AND DIRECTORS

        SECTION 6.1    The corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

        SECTION 6.2    Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The right of indemnification shall be a contract right that may be enforced in any manner desired by such person. The right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article.

        SECTION 6.3    Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

ARTICLE 7

EXCULPATION

        No director or officer is individually liable to the Corporation or its shareholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) His act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) His breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

ARTICLE 8

PURCHASE OF CORPORATION'S SHARES

        The corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the Nevada Revised Statutes. Any share purchases may be made either in the open marker or at a public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the Corporation and at such prices as the Board of Directors shall from time to time determine.

ARTICLE 9

INCORPORATORS

The name and address of the Incorporator of the Corporation is:

    Gerardo M. Balboni II
    5 Concourse Parkway, Suite 900
    Atlanta, GA 30328

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2002, hereby declaring and certifying that the facts stated hereinabove are true.

Gerardo M. Balboni II, Incorporator

BYLAWS

OF

SMALL TOWN RADIO
(a Nevada Corporation)

(April         , 2002)

-i-

-ii-

SECTION 8.10 Stock Transfer Agreements.	C-15
SECTION 8.11 Registered Shareholders.	C-16
ARTICLE 9
AMENDMENTS
C-16

-iii-

BYLAWS
OF
SMALL TOWN RADIO

ARTICLE 1

CORPORATE OFFICES

        SECTION 1.1 Registered Office.

The registered office of the corporation shall be in the City of Reno, County of Washoe, State of Nevada. The name of the registered agent of the corporation at such location is Corporation Trust Company of Nevada.

        SECTION 1.2 Other Offices.

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE 2

MEETINGS OF SHAREHOLDERS

        SECTION 2.1 Place of Meetings.

Meetings of shareholders shall be held at any place, either within or without the State of Nevada, as may be designated by the board of directors or in the manner provided in these bylaws. In the absence of any such designation, shareholders' meetings shall be held at the registered office of the corporation in the State of Nevada.

        SECTION 2.2 Annual Meeting.

The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of shareholders shall be held on the second Tuesday of September of each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding business day. At the meeting, directors shall be elected and any other proper business may be transacted.

        SECTION 2.3 Special Meeting.

A special meeting of the shareholders may be called at any time only by the chairman of the board, by the chief executive officer, by the president or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors that the corporation would have if there were no vacancies. No business may be transacted at such special meeting otherwise than specified in such notice.

        SECTION 2.4 Notice of Shareholders' Meetings.

All notices of meetings with shareholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

        SECTION 2.5 Advance Notice of Shareholder Nominees and Shareholder Business.

Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

    (i)    nominations for the election of directors, and

    (ii)    business proposed to be brought before any shareholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any shareholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such shareholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such shareholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation's proxy statement released to shareholders in connection with the previous year's annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a shareholder's notice to the secretary shall set forth:

          (a)    the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

          (b)    a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (c)    if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

          (d)    such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

          (e)    if applicable, the consent of each nominee to serve as director of the corporation if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

        SECTION 2.6 Manner of Giving Notice; Affidavit of Notice.

Written notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        SECTION 2.7 Quorum.

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum is not present or represented at any meeting of the shareholders, then either (i) the chairman of the meeting or (ii) the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

        SECTION 2.8 Adjourned Meeting; Notice.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

        SECTION 2.9 Presiding Officer and Secretary; Conduct of Business.

Meetings of the shareholders shall be presided over by the chairman, or if the chairman is not present, by any vice chairman, or if the chairman or vice chairman is not present or if the corporation shall not have a chairman or vice chairman, by the chief executive officer, or if neither the chairman nor the vice chairman or chief executive officer is present, by a chairman chosen by a majority of the shareholders present at such meeting. The secretary or, in the secretary's absence, an assistant secretary shall act as secretary of every meeting, but if neither the secretary nor an assistant secretary is present, a majority of the shareholders present at such meeting shall choose any person present to act as secretary of the meeting.

Meetings of the shareholders generally shall follow accepted rules of parliamentary procedure subject to the following:

          (a)    The chairman of the meeting shall have absolute authority over the matters of procedure, and there shall be no appeal from the ruling of the chairman. If, in his or her absolute discretion, the chairman deems it advisable to dispense with the rules of parliamentary procedure as to any meeting of shareholders or part thereof, he or she shall so state and shall state the rules under which the meeting or appropriate part thereof shall be conducted.

          (b)    If disorder should arise which prevents the continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting, and upon so doing, the meeting will immediately be adjourned.

          (c)    The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

          (d)    The resolution or motion shall be considered for vote only if proposed by a shareholder or a duly authorized proxy and seconded by a shareholder or duly authorized proxy other than the individual who proposed the resolution or motion.

          (e)    Except as the chairman may permit, no matter shall be presented to the meeting which has not been submitted for consideration in accordance with the terms and provisions of Section 2.5.

        SECTION 2.10 Voting.

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to the provisions of the Nevada General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may be otherwise provided in the articles of incorporation, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.

At any meeting of shareholders (at which a quorum is present to organize the meeting), all matters, except as otherwise provided by statute, by the articles of incorporation or by these bylaws, shall be decided by the majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken.

        SECTION 2.11 Waiver of Notice.

Whenever notice is required to be given under any provision of the Nevada General Corporation Law or of the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the articles of incorporation or these bylaws.

        SECTION 2.12 [Reserved]

        SECTION 2.13 Record Date for Shareholder Notice; Voting.

In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the board of directors does not so fix a record date:

    (i)    The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

    (ii)    The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

        SECTION 2.14 Proxies.

Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by a written proxy, signed by such shareholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy is coupled with an interest or the proxy provides for a longer period. A proxy shall be deemed signed if such shareholder's name is placed on the proxy by any reasonable means including, but not limited to, by facsimile signature, manual signature, typewriting, telegraphic transmission or otherwise, by such shareholder or such shareholder's attorney-in-fact.

        SECTION 2.15 List of Shareholders Entitled to Vote.

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE 3

DIRECTORS

        SECTION 3.1 Powers.

Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation or these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

        SECTION 3.2 Number of Directors.

Except as otherwise provided in the articles of incorporation, the board of directors shall consist of nine (9) members. The number of directors may be changed by a resolution of the board of directors, or by a duly adopted amendment to the article of incorporation. At each annual meeting of shareholders, the shareholders shall elect directors to serve a one-year term. A director shall hold office until the annual shareholder meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any additional director elected to fill a vacancy resulting from an increase in the number of directors shall hold office for a term that shall coincide with the remaining term of the directors, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

        SECTION 3.3 Election and Qualification of Directors.

Directors need not be shareholders unless so required by the articles of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

Elections of directors need not be by written ballot.

        SECTION 3.4 Resignation and Vacancies.

Any director may resign at any time upon written notice to the attention of the Secretary of the corporation. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the articles of incorporation or these bylaws:

    (i)    Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the shareholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (ii)    Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the articles of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the articles of incorporation or these bylaws.

        SECTION 3.5 Place of Meetings; Meetings by Telephone.

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of such board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

        SECTION 3.6 Regular Meetings.

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

        SECTION 3.7 Special Meetings.

Special meetings of the board of directors may be called by the chairman, the chief executive officer, the president, or the secretary or by any two (2) or more directors then serving on at least one (1) day's notice to each director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three (3) days' notice if given by mail. Special meetings shall be called by the chairman, chief executive officer, president or secretary in like manner and on like notice on the written request of any two (2) or more of the directors then serving.

        SECTION 3.8 Quorum.

At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the article of incorporation, or these bylaws. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

        SECTION 3.9 Notice Procedure.

Whenever, under provisions of any statutes, the article of incorporation or these bylaws, notice is required to be given to any director, such notice shall be deemed given effectively if given in person, by telephone or any other comprehensible means, by mail addressed to such director at such director's address as it appears in the records of the corporation, with postage paid thereon, or by telegram, telex, telecopy, email or other electronic communication or similar means addressed as aforesaid.

        SECTION 3.10 Waiver of Notice.

Whenever notice is required to be given under any provision of the Nevada General Corporation Law, the articles of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the articles of incorporation or these bylaws.

        SECTION 3.11 Board Action by Written Consent Without a Meeting.

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

        SECTION 3.12 Fees and Compensation of Directors.

Unless otherwise restricted by the articles of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

        SECTION 3.13 Approval of Loans to Officers.

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

        SECTION 3.14 Reduction of Directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

ARTICLE 4

COMMITTEES

        SECTION 4.1 Committees of Directors.

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority (i) approving or adopting or recommending to the shareholders, any action or matter expressly required by the Nevada General Corporation Law to be submitted to shareholders for approval or (ii) adopting, amending, or repealing any bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the articles of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to the Nevada General Corporation Law.

        SECTION 4.2 Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

        SECTION 4.3 Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings), Section 3.8 (quorum), Section 3.9 (notice procedure), Section 3.10 (waiver of notice) and Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE 5

OFFICERS

        SECTION 5.1 Officers.

The officers of the corporation shall consist of a president, a secretary, and a treasurer who shall be elected by the Board of Directors, and may consist of additional officers including, one or more vice presidents (who may be designated as vice presidents, senior vice presidents or executive vice presidents), as appointed by the board of directors or the chief executive officer. The corporation may have such additional or assistant officers (sometimes referred to as "additional officers") as the board of directors or chief executive officer may deem necessary for its business and may appoint from time to time.

The board of directors shall also have the authority, but shall not be required, to designate officers as the chief executive officer, the chief operating officer, the chief financial officer or similar such titles. Any two or more offices may be held by the same person.

If a director/officer has not been designated as chairman, or if the designated chairman is not present, the board of directors shall elect a chairman from amongst its members to serve as chairman of the board of directors. The chairman shall preside at all meetings of the board of directors, and shall have such other powers as the board may determine.

        SECTION 5.2 Appointment of Officers.

The officers of the corporation shall be appointed annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the shareholders. If officers are not appointed at such meeting, such appointment shall occur as soon as possible thereafter, or may be left vacant. Each officer shall hold office until a successor shall have been appointed and qualified or until said officer's earlier death, resignation, or removal.

        SECTION 5.3 Chairman of the Board.

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to the chairman of the board by the board of directors or as may be prescribed by these bylaws.

        SECTION 5.4 Vice Chairman of the Board.

The vice chairman of the board, if any, shall have such powers and duties as may be delegated to him by the board of directors or the chairman. To the extent not otherwise provided herein, the vice chairman of the board shall perform the duties and exercise the powers of the chairman of the board in the event of the chairman's absence or disability. The corporation may have one or more vice chairman.

        SECTION 5.5 Chief Executive Officer.

The board of directors shall select a chief executive officer of the corporation who shall be subject to the control of the board of directors and have general supervision, direction and control of the business and the officers of the corporation. The chief executive officer shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors.

        SECTION 5.6 President.

The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors, the chief executive officer or these bylaws.

        SECTION 5.7 Vice Presidents.

Each vice president shall have such powers and duties as may be delegated to him by the board of directors, the chief executive officer of the president.

        SECTION 5.8 Secretary.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

        SECTION 5.9 Chief Financial Officer.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors, the chief executive officer or these bylaws.

The chief financial officer shall also be the treasurer of the corporation.

        SECTION 5.10 Assistant Secretary.

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the shareholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the board of directors, the chief executive officer or these bylaws.

        SECTION 5.11 Assistant Treasurer.

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the board of directors or the chief executive officer (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors, the chief executive officer or these bylaws.

        SECTION 5.12 Representation of Shares of Other Corporations.

The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

ARTICLE 6

INDEMNITY

        SECTION 6.1 Third Party Actions.

The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

        SECTION 6.2 Actions by or in the Right of the Corporation.

The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

        SECTION 6.3 Successful Defense.

To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

        SECTION 6.4 Determination of Conduct.

Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the board of directors or the executive committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders. Notwithstanding the foregoing, a director, officer, employee or agent of the corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

        SECTION 6.5 Payment of Expenses in Advance.

Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to indemnification pursuant to Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI.

        SECTION 6.6 Indemnity Not Exclusive.

The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

        SECTION 6.7 Insurance Indemnification.

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

        SECTION 6.8 The Corporation.

For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

        SECTION 6.9 Employee Benefit Plans.

For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

        SECTION 6.10 Continuation of Indemnification and Advancement of Expenses.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE 7

RECORDS AND REPORTS

        SECTION 7.1 Maintenance and Inspection of Records.

The corporation shall, either at its principal executive officer or at such place or places as designated by the board of directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the shareholder. The demand under oath shall be directed to the corporation at its registered office in Nevada or at its principal place of business.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

        SECTION 7.2 Inspection by Directors.

Any director shall have the right to examine the corporation's stock ledger, a list of its shareholders, and its other books and records for a purpose reasonably related to his position as a director. The Superior Court of the county of the corporation's registered office is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

        SECTION 7.3 Annual Statement to Shareholders.

The board of directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the corporation.

ARTICLE 8

GENERAL MATTERS

        SECTION 8.1 Execution of Corporate Contracts and Instruments.

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        SECTION 8.2 Stock Certificates; Partly Paid Shares.

The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

        SECTION 8.3 Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each shareholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        SECTION 8.4 Lost Certificates.

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        SECTION 8.5 Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

        SECTION 8.6 Dividends.

The directors of the corporation, subject to any restrictions contained in (i) the Nevada General Corporation Law or (ii) the articles of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

        SECTION 8.7 Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

        SECTION 8.8 Seal.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        SECTION 8.9 Transfer of Stock.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

        SECTION 8.10 Stock Transfer Agreements.

The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such shareholders in any manner not prohibited by the Nevada General Corporation Law.

        SECTION 8.11 Registered Shareholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE 9

AMENDMENTS

The bylaws of the corporation may be adopted, amended or repealed by the shareholders entitled to vote; provided, however, that the corporation may, in its articles of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws.

EXHIBIT D

7-113-201 NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 and 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 and 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

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INFORMATION STATEMENT
Resolution 1—Approval of Amendment to Amended Articles of Incorporation to Effect a One for Eighteen Reverse Stock Split
Resolution 2—Merger to effect Reincorporation and Name Change
Beneficial Ownership of Common Stock of Principal shareholders, Directors and Management
Other Matters
EXHIBIT A
ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF WORLDWIDE PETROMOLY, INC.
EXHIBIT B
AGREEMENT AND PLAN OF MERGER
EXHIBIT C
ARTICLES OF INCORPORATION OF SMALL TOWN RADIO, INC.
BYLAWS OF SMALL TOWN RADIO
EXHIBIT D 7-113-201 NOTICE OF DISSENTERS' RIGHTS.